Exhibits No. 20.1:

                        CIT Home Equity Loan Trust 2002-1
            Home Equity Loan Asset Backed Certificates, Series 2002-1
                          Master Servicer's Certificate

                                               Due Period              3/31/2003
                                               Determination Date      4/22/2003
                                               Distribution Date       4/25/2003

I     Available in Certificate Account
      Principal collected on Mortgage Loans                                                                           23,079,388.71
      All Liquidation Proceeds with respect to Principal                                                               1,021,979.69
      Recoveries on previously Liquidated Mortgages with respect to Principal                                                291.61
      Principal portion of Purchase Price on Repurchased Mortgage Loans                                                        0.00
      Substitution Adjustment with respect to Principal                                                                        0.00
                                                                                                                      -------------

                              Principal Distribution Amount                                                           24,101,660.01

      Interest collected on Mortgage Loans                                                                             5,247,249.19
      Interest portion of Purchase Price on Repurchased Mortgage Loans                                                         0.00
      Recoveries on previously Liquidated Mortgages with respect to Interest                                                   0.00
      Substitution Adjustment with respect to Interest                                                                         0.00
      Master Servicer Monthly Advances (net of Compensating Interest)                                                    761,773.88
      Reimbursement of previous months Servicer Advances                                                                (697,250.27)
      Compensating Interest                                                                                                5,998.92
      Investment Earnings on Certificate Account                                                                               0.00
                                                                                                                      -------------

                              Interest Remittance Amount                                                               5,317,771.72

      Amount not Required to be deposited                                                                                      0.00

                              Total available in the Certificate Account                                              29,419,431.73

II    Distributions                                                                           Per $ 1,000                  Amount
                                                                                              -----------               ------------
1     Aggregate Class AF -1A Distribution                                                     66.68222384               7,289,700.71

2     Aggregate Class AF-1B Distribution                                                      66.85698037               6,572,709.74

3     Aggregate Class A-2 Distribution                                                         3.80833338                 257,938.42

4     Aggregate Class A-3 Distribution                                                         4.32500000                 296,651.75

5     Aggregate Class A-4 Distribution                                                         4.97500000                 249,695.25

6     Aggregate Class A-5 Distribution                                                         5.59166677                 174,515.92

7     Aggregate Class A-6 Distribution                                                         5.16666674                 244,176.67

8     Aggregate Class A-7 Distribution                                                        32.07151218               7,216,090.24

9     Aggregate Class MF-1 Distribution                                                        5.47500000                 195,293.25

10    Aggregate Class MF-2 Distribution                                                        5.88333333                 198,209.50

11    Aggregate Class BF Distribution                                                          6.21666654                 160,141.33

12    Aggregate Class AV Distribution                                                         28.28718299               4,866,244.09

13    Aggregate Class MV-1 Distribution                                                        1.72652784                  23,256.33

14    Aggregate Class MV-2 Distribution                                                        2.20013879                  23,937.51

15    Aggregate Class BV Distribution                                                          2.75986134                  30,054.89

16    Aggregate Class X-IO Distribution                                                        0.00000000               1,121,718.81

17    Aggregate Class R Distribution                                                                                            0.00

18    Aggregate Master Servicer Distribution                                                                              499,097.32
                                                                                                                       -------------

                                                            Total Distributions =                                      29,419,431.73

III   Certificate Class Balances                                                             Factor %                    Amount
                                                                                           ------------              --------------

      Opening Senior Class A Certificate Balances as reported in prior
      Monthly Master Servicer Report for Group I Certificates:
            (a)  Class AF-1A                                                                10.53895533%              11,521,185.97
            (b)  Class AF-1B                                                                10.53895536%              10,360,847.01
            (c)  Class A-2                                                                 100.00000000%              67,730,000.00
            (d)  Class A-3                                                                 100.00000000%              68,590,000.00
            (e)  Class A-4                                                                 100.00000000%              50,190,000.00
            (f)  Class A-5                                                                 100.00000000%              31,210,000.00
            (g)  Class A-6                                                                 100.00000000%              47,260,000.00
            (h)  Class A-7                                                                  60.70276713%             136,581,226.05
                                                                                                                     --------------
                                                                                                                     423,443,259.03

      Opening Subordinated Class MF & BF Certificate Balances as reported in prior Monthly Master Servicer Report for Group I Certificates:
            (a)  Class MF-1                                                                100.00000000%              35,670,000.00
            (b)  Class MF-2                                                                100.00000000%              33,690,000.00
            (c)  Class BF                                                                  100.00000000%              25,760,000.00
                                                                                                                     --------------
                                                                                                                      95,120,000.00

      Opening Senior Class AV Certificate Balances as reported in prior
      Monthly Master Servicer Report for Group II Certificates:
            (a)  Class AV                                                                   53.66543975%              92,320,656.01

      Opening Subordinated Class MV & BV Certificate Balances as reported in prior Monthly Master Servicer Report for Group II Certificates:
            (b)  Class MV-1                                                                100.00000000%              13,470,000.00
            (c)  Class MV-2                                                                100.00000000%              10,880,000.00
            (d)  Class BV                                                                  100.00000000%              10,890,000.00
                                                                                                                     --------------
                                                                                                                     127,560,656.01

IV    Principal Distribution Amount

1(a). Basic Principal Amount

                                                                                                    No.                   Amount
                                                                                                   -----              --------------
            (a) Stated principal collected                                                                             1,538,030.57
            (b) Principal Prepayments                                                               246               21,541,358.14
            (c) Liquidation Proceeds                                                                                   1,022,271.30
            (d) Repurchased Mortgage Loans                                                            0                        0.00
            (e) Substitution Adjustment related to Principal                                                                   0.00
            (f) Recoveries on previously Liquidated Mortgages with respect to Principal                                        0.00
                                                                                                                      -------------

                                              Total Basic Principal                                                   24,101,660.01

1(b). Subordination Increase Amount                                                                                    1,033,359.44
                                                                                                                      -------------
                                         Total Principal Distribution                                                 25,135,019.45

2(a). Class AF Principal Distribution Amount for Group I Certificates:

                                                                                            Per $ 1,000
                                                                                            -----------
            1.  Class AF-1A                                                                 66.55108699                7,275,364.83
            2.  Class AF-1B                                                                 66.55108717                6,542,637.38
            3.  Class A-2                                                                    0.00000000                        0.00
            4.  Class A-3                                                                    0.00000000                        0.00
            5.  Class A-4                                                                    0.00000000                        0.00
            6.  Class A-5                                                                    0.00000000                        0.00
            7.  Class A-6
                  (a) Class A-6 Lockout Percentage 0.00%
                  (b)  Class A-6 Lockout Distribution Amount                                 0.00000000                        0.00
      7     8.  Class A-7                                                                   29.23365782                6,577,573.01

2(b). Class MF & BF Principal Distribution Amount Group I Certificates:

            1.  Class MF-1                                                                   0.00000000                        0.00
            2.  Class MF-2                                                                   0.00000000                        0.00
            3.  Class BF                                                                     0.00000000                        0.00

2(c). Class AV Principal Distribution Amount Group II Certificates:

            1.  Class AV                                                                    27.55010306                4,739,444.23

2(d). Class AV Principal Distribution Amount Group II Certificates:

            1.  Class MV-1                                                                   0.00000000                        0.00
            2.  Class MV-2                                                                   0.00000000                        0.00
            3.  Class BV                                                                     0.00000000                        0.00

2(e)  Class M Applied Realized Loss for Group I Certificates:

            1.  Class MF-1                                                                   0.00000000                        0.00
            2.  Class MF-2                                                                   0.00000000                        0.00
            3.  Class BF                                                                     0.00000000                        0.00

2(f)  Class B Applied Realized Loss for Group II Certificates:

            1.  Class MV-1                                                                   0.00000000                        0.00
            2.  Class MV-2                                                                   0.00000000                        0.00
            3.  Class BV                                                                     0.00000000                        0.00

                                                                                             Factor %                    Amount
                                                                                           ------------              --------------
         Ending Senior Class A Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group I
      Certificates:
            (a) Class AF-1A                                                                  3.88384663%               4,245,821.14
            (b) Class AF-1B                                                                  3.88384664%               3,818,209.63
            (c) Class A-2                                                                  100.00000000%              67,730,000.00
            (d) Class A-3                                                                  100.00000000%              68,590,000.00
            (e) Class A-4                                                                  100.00000000%              50,190,000.00
            (f) Class A-5                                                                  100.00000000%              31,210,000.00
            (g) Class A-6                                                                  100.00000000%              47,260,000.00
            (h) Class A-7                                                                   57.77940135%             130,003,653.04
                                                                                                                     --------------
                                                                                                                     403,047,683.81

      Ending Subordinated Class MF & BF Certificate Balances after distributions of principal in this Monthly Master Servicer Report Group
      I Certificates:

            (a) Class MF-1                                                                 100.00000000%              35,670,000.00
            (b) Class MF-2                                                                 100.00000000%              33,690,000.00
            (c) Class BF                                                                   100.00000000%              25,760,000.00
                                                                                                                     --------------
                                                                                                                      95,120,000.00

      Ending Senior Class AV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group II
      Certificates:

            (a) Class AV                                                                    50.91042945%              87,581,211.78

      Ending Subordinated Class MV & BV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group II Certificates:

            (b) Class MV-1                                                                 100.00000000%              13,470,000.00
            (c) Class MV-2                                                                 100.00000000%              10,880,000.00
            (d) Class BV                                                                   100.00000000%              10,890,000.00
                                                                                                                     --------------
                                                                                                                     122,821,211.78

V     Interest Distribution Amount

      Fixed Rate Certificates

            (b) Fixed Rate Certificates applicable Pass-Through Rate
                         1.   Class AF-1A                                                      1.44500%
                         2.   Class AF-1B                                                      3.48300%
                         3.   Class A-2                                                        4.57000%
                         4.   Class A-3                                                        5.19000%
                         5.   Class A-4                                                        5.97000%
                         6.   Class A-5                                                        6.71000%
                         7.   Class A-6                                                        6.20000%
                         8.   Class A-7                                                        5.61000%
                         9.   Class MF-1                                                       6.57000%
                        10.   Class MF-2                                                       7.06000%
                        11.   Class BF                                                         7.46000%

      Variable Rate Certificates

            (b) LIBOR Rate 1.30500%

                         1.    Class AV                                                        1.59500%
                         2.    Class MV-1                                                      2.00500%
                         3.    Class MV-2                                                      2.55500%
                         4.    Class BV                                                        3.20500%


      INTEREST REMITTANCE AMOUNT

            1.  Interest collected on Mortgage Loans                                       5,247,249.19
            2.  Interest advanced on Mortgage Loans                                           64,523.61
            3.  Compensating Interest on Mortgage Loans                                        5,998.92
            4.  Substitution Adjustment interest                                                   0.00
            5.  Purchase Price interest on repurchased accounts                                    0.00
            6.  Liquidation Proceeds interest portion                                              0.00
            7.  Recoveries on previously Liquidated Mortgages with respect to Interest             0.00
                        TOTAL INTEREST REMITTANCE AMOUNT                                                               5,317,771.72


      Current Interest Requirement

                         1.   Class AF-1A  @ applicable Pass-Through Rate                                                 14,335.88
                         2.   Class AF-1B @ applicable Pass-Through Rate                                                  30,072.36
                         3.   Class A-2 @ applicable Pass-Through Rate                                                   257,938.42
                         4.   Class A-3 @ applicable Pass-Through Rate                                                   296,651.75
                         5.   Class A-4 @ applicable Pass-Through Rate                                                   249,695.25
                         6.   Class A-5 @ applicable Pass-Through Rate                                                   174,515.92
                         7.   Class A-6 @ applicable Pass-Through Rate                                                   244,176.67
                         8.   Class A-7 @ applicable Pass-Through Rate                                                   638,517.23
                         9.   Class MF-1 @ applicable Pass-Through Rate                                                  195,293.25
                        10.   Class MF-2 @ applicable Pass-Through Rate                                                  198,209.50
                        11.   Class BF @ applicable Pass-Through Rate                                                    160,141.33
                        12.   Class AV @ applicable Pass-Through Rate                                                    126,799.86
                        13.   Class MV-1 @ applicable Pass-Through Rate                                                   23,256.33
                        14.   Class MV-2 @ applicable Pass-Through Rate                                                   23,937.51
                        15.   Class BV  @ applicable Pass-Through Rate                                                    30,054.89

      Interest Carry Forward Amount

                         1.   Class AF-1A                                                          0.00
                         2.   Class AF-1B                                                          0.00
                         3.   Class A-2                                                            0.00
                         4.   Class A-3                                                            0.00
                         5.   Class A-4                                                            0.00
                         6.   Class A-5                                                            0.00
                         7.   Class A-6                                                            0.00
                         8.   Class A-7                                                            0.00
                         9.   Class MF-1                                                           0.00
                        10.   Class MF-2                                                           0.00
                        11.   Class BF                                                             0.00
                        12.   Class AV                                                             0.00
                        13.   Class MV-1                                                           0.00
                        14.   Class MV-2                                                           0.00
                        15.   Class BV                                                             0.00
                        16.   Class X-IO                                                           0.00

      Certificates Interest Distribution Amount

                                                                                            Per $ 1,000
                                                                                            -----------
                         1.   Class AF-1A                                                    0.13113685                   14,335.88
                         2.   Class AF-1B                                                    0.30589319                   30,072.36
                         3.   Class A-2                                                      3.80833338                  257,938.42
                         4.   Class A-3                                                      4.32500000                  296,651.75
                         5.   Class A-4                                                      4.97500000                  249,695.25
                         6.   Class A-5                                                      5.59166677                  174,515.92
                         7.   Class A-6                                                      5.16666674                  244,176.67
                         8.   Class A-7                                                      2.83785436                  638,517.23
                         9.   Class MF-1                                                     5.47500000                  195,293.25
                        10.   Class MF-2                                                     5.88333333                  198,209.50
                        11.   Class BF                                                       6.21666654                  160,141.33
                        12.   Class AV                                                       0.73707993                  126,799.86
                        13.   Class MV-1                                                     1.72652784                   23,256.33
                        14.   Class MV-2                                                     2.20013879                   23,937.51
                        15.   Class BV                                                       2.75986134                   30,054.89
                                                                                                                       ------------
                                                                                                                       2,663,596.15

VI    Credit Enhancement Information

                                                                                   Group I             Group II                Total
            (a)  Senior Enhancement Percentage                                      21.10%               32.78%               53.88%

            (b)  Overcollateralization Amount:

                         1.   Opening Overcollateralization Amount          12,683,784.02         7,461,499.72        20,145,283.74
                         2.   Ending Overcollateralization Amount           12,683,784.02         7,461,499.72        20,145,283.74
                         3.   Targeted Overcollateralization Amount         12,683,784.02         7,461,499.72        20,145,283.74
                         4.   Subordination Deficiency                               0.00                 0.00                 0.00
                         5.   Overcollateralization Release Amount                   0.00                 0.00                 0.00

VII   Trigger Information

            1.  (a)  60+ Delinquency  Percentage                                     7.84%               11.69%
                (b)  Delinquency Event in effect
                       (Group I > 50% or Group II > 40% of Sr. Enhacement) ?           NO                   NO

            2.  (a)  Cumulative Loss Percentage                                      0.26%                0.11%
                (b)  Applicable Loss Percentage for current Distribution             2.25%                3.25%
                (c)  Cumulative Loss Trigger Event in effect                           NO                   NO

VIII  Pool Information                                                                             No.                   Amount
                                                                                                  -----              ---------------
                (a)  Closing Mortgage Loan Principal Balance:
                         1.  Fixed Rate                                                           7,232              510,851,467.83
                         2.  Adjustable Rate                                                      1,430              130,282,711.50

                             Total Closing Mortgage Loan Principal Balance:                       8,662              641,134,179.33

                (b)  Balloon Mortgage Loans
                         1.  Fixed Rate                                                             415               29,314,712.26
                         2.  Adjustable Rate                                                          0                        0.00

                             Total Balloon Mortgage Loans:                                          415               29,314,712.26

                (c)  Weighted Average Mortgage Rate:
                        1.   Fixed Rate                                                                                       9.781%
                        2.   Adjustable Rate                                                                                  9.128%

                             Total  Weighted Average Mortgage Rate                                                            9.649%

                (d) Weighted Average Net Mortgage Rate:
                        1.   Fixed Rate                                                                                       9.258%
                        2.   Adjustable Rate                                                                                  8.758%

                (e) Weighted Average Remaining Maturity:
                        1.   Fixed Rate                                                                                      273.37
                        2.   Adjustable Rate                                                                                 329.73

                (f) Weighted Average Original Maturity:

                        1.   Fixed Rate                                                                                      313.00
                        2.   Adjustable Rate                                                                                 359.00

IX    Delinquency Information                                                      No.                %              Amount
                                                                                  -----             -----        --------------
      A. Fixed Rate Mortgage Loans:
            (a) Delinquent Contracts:
                        1.   31 - 59 Day Accounts                                  395               5.27%        26,934,668.99
                        2.   60 - 89 Day Accounts                                  131               1.92%         9,791,672.12
                        3.   90+  Day Accounts                                     385               5.64%        28,797,331.42

            (b) Mortgage Loans - In Foreclosure                                    266               3.75%        19,173,136.86
            (c) REO Property Accounts                                               77               1.17%         5,985,035.27

      B. Adjustable Rate Mortgage Loans:
            (a) Delinquent Contracts:
                        1.   31 - 59 Day Accounts                                  104               7.35%         9,580,939.99
                        2.   60 - 89 Day Accounts                                   41               3.27%         4,264,868.36
                        3.   90+  Day Accounts                                     114               8.31%        10,828,162.19

            (b) Mortgage Loans - In Foreclosure                                     72               4.99%         6,497,724.73
            (c) REO Property Accounts                                               23               1.64%         2,131,666.82

      C. Total For All Mortgage Loans
            (a) Delinquent Contracts:
                                            1.    31 - 59 Day Accounts             499               5.70%        36,515,608.98
                                            2.    60 - 89 Day Accounts             172               2.19%        14,056,540.48
                                            3.    90+  Day Accounts                499               6.18%        39,625,493.61

                        (b)  Mortgage Loans - In Foreclosure                       338               4.00%        25,670,861.59
                        (c)  REO Property Accounts                                 100               1.27%         8,116,702.09

X     Realized Losses                                                                               No.                   Amount
                                                                                                   -----              --------------
      1.  (a) Gross Realized Losses during the period                                                20                2,055,630.74

          (b) Realized Losses during the period
                     1. Group I                                                                                          906,471.33
                     2. Group II                                                                                         126,888.11
                                                                                                                       ------------

                             Total                                                                                     1,033,359.44

          (c) Cumulative Gross Realized Losses                                                       41                4,402,700.79

          (d) Cumulative Realized Losses
                     1. Group I                                                                                        2,042,788.85
                     2. Group II                                                                                         225,540.74

                             Total                                                                                     2,268,329.59

          (e) Cumulative Applied Realized Losses
                          i. Class B-4                                                                                         0.00
                         ii. Class B-3                                                                                         0.00
                        iii. Class B-2                                                                                         0.00
                         iv. Class B-1                                                                                         0.00
                          v. Class M-2 0.00 vi. Class M-1                                                                      0.00

XI    Miscellaneous Information

      1.  (a) Monthly Master Servicer Fee

                          i.  Monthly Servicing Fee                                                                      277,612.17
                         ii.  Mortgage Fees                                                                              195,739.31
                        iii.  Mortgage Insurance Premium Reimbursement                                                    25,745.84
                         iv.  Certificate Account Investment Earnings                                                          0.00

          (b) Amount of prior unpaid Master Servicing Fees paid with this distribution                                         0.00

          (c) Total Master Servicing Fees paid with this distribution                                                    499,097.32

          (d) Amount of unpaid Master Servicing Fees as of this distribution                                                   0.00

      2.  (a) Opening Master Servicer Advance Balance                                                                 11,193,942.51

          (b) Current Advance (exclusive of Compensating Interest)                                                       761,773.88

          (c) Reimbursement of prior Master Servicer Advances                                                           (697,250.27)
                                                                                                                      -------------
          (d) Ending Master Servicer Advance Balance                                                                  11,258,466.12

      3. Current period Compensating Interest                                                                              5,998.92

      4.  (a) Stepdown Date in effect?                                                                 NO